Exhibit 24.01

POWER OF ATTORNEY

The undersigned directors and/or officers of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Robert C. Frenzel
Robert C. Frenzel
Chairman, President, Chief Executive Officer and Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Megan Burkhart
Megan Burkhart
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Lynn Casey
Lynn Casey
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Netha Johnson
Netha Johnson
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Patricia Kampling
Patricia Kampling
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ George Kehl
George Kehl
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Richard O’Brien
Richard O’Brien
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Charles Pardee
Charles Pardee
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Christopher Policinski
Christopher Policinski
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ James Prokopanko
James Prokopanko
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Kim Williams
Kim Williams
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and AMANDA ROME, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to that certain Registration Statement on Form S-3 and all amendments, including post-effective amendments, thereto, to be filed by the Company with the SEC in connection with the registration of securities related to the Dividend Reinvestment and Stock Purchase Plan under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of February, 2023.

/s/ Daniel Yohannes
Daniel Yohannes
Director